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                                                                 Exhibit 10.1(b)

                   AMENDED WAIVER RELATING TO CREDIT AGREEMENT

     THIS AMENDED WAIVER ("Waiver") is entered into as of August 15, 2001 between Horace Mann Educators Corporation (the "Borrower") and Bank of America, N.A. (the "Bank").

     WHEREAS, the Borrower and the Bank have entered into a Credit Agreement dated as of December 31, 1996, as amended from time to time (the "Agreement");

     WHEREAS, the Borrower may not be in compliance under Section 8.2.3 of the Agreement for the first three quarters ending September 30, 2001 and has requested that the Bank waive such non-compliance as hereinafter provided;

     WHEREAS, the Borrower and the Bank entered into a Waiver dated as of April 16, 2001 and the parties desire to amend such Waiver as set forth herein; and

     WHEREAS, the Bank desires to waive such non-compliance but only upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

     1.   Waiver. The April 16, 2001 Waiver is amended as follows. Subject to
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the provisions of this Waiver, the Bank hereby waives the Borrower's failure to maintain the Statutory EBT to Future Interest Expense Ratio of at least 3.0 as contained in Section 8.2.3 of the Agreement, for the first three quarters of 2001 ending September 30, 2001 and only for this period Borrower shall be allowed a ratio of a minimum of 1.40 for the quarter ending June 30, 2001 and minimum of 1.10 for the quarter ending September 30, 2001, excluding the Texas litigation expenses. Thereafter, such ratio shall revert to at least 3.0; provided, however, that such waiver shall not affect the right of the Bank to demand compliance by the Borrower with all other terms and conditions of the Agreement in all other instances.

     2.   Condition of Effectiveness. This Waiver shall become effective at such
          --------------------------
time as each party shall have executed a counterpart of this Waiver, and the Bank shall have received counterparts of this Waiver executed by the Borrower, or written confirmation of such execution.

     3.   Effect of Waiver. This Waiver shall be effective only to the extent
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specifically set forth herein and shall not be construed as a waiver of any breach or default other than those specifically waived herein nor as a waiver of any breach or default of which the Bank has not been informed by the Borrower. All other terms and conditions of the Agreement remain in full force and effect.

     4.   Execution in Counterparts. This Waiver may be executed in any number
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of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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     5.   Headings. Section headings in this Waiver are included for convenience
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of reference only and shall not constitute a part of this Waiver for any other purpose.

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     IN WITNESS WHEREOF, the parties have caused this Waiver to be executed by their respective officers or agent thereunto duly authorized, as of the date first above written.


                                              HORACE MANN EDUCATORS
                                              CORPORATION

                                              Borrower

                                              By: /s/ Peter H. Heckman
                                                 ---------------------
                                              Title: EVP/CFO
                                                    ------------------

                                              BANK OF AMERICA, N.A.

                                              By: /s/ Nita Savage
                                                 ---------------------
                                              Title: Principal
                                                    ------------------

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